UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2006
                                -----------------

                            HILL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware               000-50781              20-0953973
    ---------------------------     ---------             ------------
   (State or Other Jurisdiction    (Commission           (IRS Employer
         of Incorporation)         File Number)        Identification No.)


        303 Lippincott Centre, Marlton, NJ                   08053
      --------------------------------------                --------
     (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:  (856) 810-6200
                                                     --------------

                        Arpeggio Acquisition Corporation
                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On September 6, 2006, Hill International, Inc. (the "Registrant") appointed John Fanelli III as its Senior Vice President and Chief Financial Officer.

      Mr. Fanelli, 52, was Vice President and Chief Accounting Officer of CDI Corp. from June 2005 until June 2006, and he was the Vice President and Corporate Controller of CDI Corporation (a subsidiary of CDI Corp.) from October 2003 until June 2006. CDI Corp. is a New York Stock Exchange-traded professional services and outsourcing firm based in Philadelphia, Pennsylvania with expertise in engineering, technical services and information technology. From February 2003 until October 2003, Mr. Fanelli was a financial consultant to Berwind Corporation, an investment management company based in Philadelphia, Pennsylvania owning a diversified portfolio of manufacturing and service businesses and real estate. Before that, Mr. Fanelli was employed for 18 years by Hunt Corporation, then a New York Stock Exchange-traded manufacturer and marketer of office products. At Hunt, he served as Vice President and Chief Accounting Officer from 1995 until February 2003, and before that as Director of Budgeting, Financial Analysis and Control, from 1985 to 1995. Before that, for eight years Mr. Fanelli was employed with Coopers & Lybrand in various accounting and auditing positions. Mr. Fanelli earned his B.S. in accounting from LaSalle University, and he is a certified public accountant in Pennsylvania.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.
      (b)   Pro forma financial information. None.
      (c)   Shell Company Transactions. None.
      (d)   Exhibits.

          Exhibit No.   Description
          -----------   -------------------------------------------------------

             99.1       Press Release of the Registrant dated September 7, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HILL INTERNATIONAL, INC.

                                     By:    /s/ Irvin E. Richter
                                            -----------------------------------
                                     Name:  Irvin E. Richter
Dated:   September 12, 2006          Title: Chairman and Chief Executive Officer